EXHIBIT  10(III)(O)(2)


                                   KEVIN GREGORY
                  SENIOR VICE PRESIDENT & CHIEF FINANCIAL OFFICER
                                   2007 PAY PLAN

Salary                    $310,000 (1)
------

Term                      New three (3) year contract
----

Signing Bonus             11,500 restricted shares (subject to four year
-------------             vesting)
                          11,500 shares granted upon 1st anniversary (subject to four year vesting)
                          11,500 shares granted upon 2nd anniversary (subject to four year vesting)

                          45,000 cash upon execution of agreement (if employee leaves for any reason or is terminated for cause within initial 3 year term, then the prorated / unvested portion must be reimbursed to the Company)

Auto Allowance            $900 per month
--------------

Communications Allowance  $250 per month
------------------------

Disability                one year's base salary
----------

Life Insurance            750,000 years one, two and three
--------------

QUARTERLY BONUS BASED ON COMPANY NPBT

>XXX% NPBT =     $15,000
>XXX% NPBT =     $20,000
>XXX% NPBT =     $25,000

QUARTERLY BONUS BASED ON COMPANY DSO'S

<XXX days =     $15,000
<XXX days =     $20,000
<XXX days =     $25,000

YEAR END TOTAL COMPANY BONUS

> XXX million in sales =     $25,000 + 12,500 options (3)
> XXX million in sales =     $37,500 + 17,500 options (3)
> XXX million in sales =     $50,000 + 22,500 options (3)

Minimum of XXX% NPBT required
-----------------------------

@ XXX cents EPS =     $25,000 + 12,500 options (3)
@ XXX cents EPS =     $37,500 + 17,500 options (3)
@ XXX cents EPS =     $50,000 + 22,500 options (3)


All other T&C's and standard language to apply as did in the past (i.e. Vesting schedules, deferred, changes in business model, etc ). Attach as an exhibit to existing employment agreement.

     (1) If second benchmark of year end Company bonus is achieved then base salary shall be increased to $325,000.

     (2) If employee is terminated without cause then employee is entitled to 12 months severance (at then current base salary) and all deferred compensation, option and restricted share grants are immediately vested. Plus, employee is eligible for any bonuses deemed earned in the existing year.

     (3) Options are subject to a three year vesting schedule. 50% of cash consideration will vest over a three year period. Company reserves the right to substitute restricted shares or other forms of compensation in lieu of stock options.